Principal Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2016
Schedule of Amounts of Corrections in Consolidated Financial Statements

The amounts of the corrections are shown in the Revision column in the tables below.

	For the Year Ended December 31, 2014
Consolidated Statements of Comprehensive Loss	As previously reported	Revision	As revised
	RMB	RMB	RMB
Cumulative dividend to preferred shareholders	(35,495)	19,168	(16,327)
Net loss attributable to Gridsum’s ordinary shareholders	(82,235)	19,168	(63,067)
Net loss per share attributable to Gridsum’s ordinary shareholders, basic and diluted	(8.22)	1.91	(6.31)

Estimated Useful Lives of Property, Equipment and Software, Net

The estimated useful lives are as follows:

Computers and software	3 years
Furniture, fixtures and equipment	5 years
Vehicles	5 years
Leasehold improvements	Over the shorter of lease terms or the estimated useful lives of assets